United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08776

                ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
International Regional
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein All-Asia Investment Fund


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 19, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein All-Asia Investment Fund (the "Fund") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests primarily in equity securities issued by companies based in Asia and the Pacific Region.

Investment Results

The table on page 4 shows the Fund's performance over the past six- and 12-month periods ended October 31, 2004. The table also provides performance data for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index, as well as the Lipper Pacific Region Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark during both the six- and 12-month periods ended October 31, 2004. While performance was down for both the Fund and the benchmark during the most recent six-month period, absolute performance for the longer 12-month period was more positive.

The underperformance of the Fund compared to the MSCI AC Asia Pacific Free Index during the 12-month reporting period was mainly attributable to stock selection. Contributing to the Fund's underperformance was stock selection in Japan, and to a lesser extent, stock selection in Korea and Taiwan. Contributing positively to performance was stock selection in India. From a country perspective, the total country allocation was slightly negative. The largest negative impact came from an underweighting in Australia, while the Fund's underweighted position in Japan and overweighted position in India contributed positively to performance.

During the six-month period ended October 31, 2004, stock selection slightly contributed to the Fund's negative performance. Specifically, stock selection in Japan and India contributed to the Fund's negative performance, while stock selection in Australia and China contributed positively to Fund performance. The Fund's underperformance relative to the MSCI AC Asia Pacific Free Index was largely attributable to country allocation, particularly an underweighted position in Australia. The Fund's underweighted position in Japan contributed positively to Fund performance.

Market Review and Investment Strategy

The operating environment in Asia was mixed during the annual reporting period. Hong Kong benefited from falling unemployment and a surge in tourist arrivals from mainland China. Singapore's gross domestic product (GDP) growth saw traction during the six- and 12-month reporting periods, while Australia, despite a robust economy, was a fairly valued market. Taiwan


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 1


technology stocks suffered from a poor pricing and demand environment, while in Korea, an increase in domestic consumption remained elusive. India had an unexpected election outcome that resulted in a volatile market environment mid-year. Fears of a hard economic landing dogged China's performance, while a bird flu and insurgency affected Thai markets. Malaysia and Indonesia saw positive news flow on politics and policies. In the first half of the 12-month reporting period ended October 31, 2004, Japan enjoyed a firm economic recovery with improvements in macroeconomic indicators, such as machinery orders, industrial production, and GDP figures. However, during the six-month period ended October 31, 2004, a slowdown of the Japanese economic recovery became evident, including a possible surplus of high technology products in 2005.

The Fund was slightly underweighted in Japan and Australia, and overweighed in India, throughout the annual reporting period. The Fund did not have any exposure to stocks in New Zealand, Pakistan or the Philippines during this time frame.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit the AllianceBernstein All-Asia Investment Fund expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the average daily nest assets of Class A, Class, B, Class C and Advisor Class shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC Asia Pacific Free Index is a free float-adjusted market capitalization index that measures the performance of both developed and emerging markets in 15 Asia Pacific region countries. The unmanaged Lipper Pacific Region Funds Average (the "Lipper Average") consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Lipper Average included 37 funds for both the six- and 12-month periods ended October 31, 2004. Funds in the Lipper Average generally have similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of any specific investment, including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest all of its assets within a single region, which may present greater risk than investment in a more diversified fund. While the Fund invests principally in common stocks and other equity securities, in order to achieve its objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED OCTOBER 31, 2004                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein All-Asia Investment Fund
  Class A                                               -0.34%         6.70%
-------------------------------------------------------------------------------
  Class B                                               -0.73%         6.03%
-------------------------------------------------------------------------------
  Class C                                               -0.73%         6.01%
-------------------------------------------------------------------------------
  Advisor Class                                         -0.17%         6.95%
-------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Index                          0.76%        11.61%
-------------------------------------------------------------------------------
Lipper Pacific Region Funds Average                      0.19%         8.61%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/28/94* TO 10/31/04


AllianceBernstein All-Asia Investment Fund Class A: $6,644
MSCI AC Asia Pacific Free Index: $8,176
Lipper Pacific Region Funds Average: $11,210


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                     AllianceBernstein         MSCI AC          Lipper Pacific
                    All-Asia Investment     Asia Pacific             Region
                       Fund Class A           Free Index         Funds Average
-------------------------------------------------------------------------------
    11/28/94*           $  9,575              $ 10,000             $ 10,000
    10/31/95            $ 10,006              $  9,291             $ 10,163
    10/31/96            $ 10,649              $  9,401             $ 10,745
    10/31/97            $  7,496              $  7,391             $  8,933
    10/31/98            $  5,826              $  6,156             $  7,329
    10/31/99            $ 10,399              $  9,321             $ 12,122
    10/31/00            $  9,654              $  8,090             $ 11,551
    10/31/01            $  5,911              $  5,795             $  8,291
    10/31/02            $  5,155              $  5,399             $  7,717
    10/31/03            $  6,227              $  7,326             $ 10,321
    10/31/04            $  6,644              $  8,176             $ 11,210


* The Fund's Class A shares inception date is 11/28/94. The growth of $10,000 for the Fund is calculated from the Fund's actual inception date. Daily data is not available for the MSCI AC Asia Pacific Free Index and the Lipper Pacific Region Funds Average. Therefore, the growth of $10,000 for the benchmark and Lipper Average is calculated from the closest month-end to the Fund's inception date, which is 11/30/94.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein All-Asia Investment Fund Class A shares (from 11/28/94* to 10/31/04) as compared to the performance of its benchmark, the MSCI AC Asia Pacific Free Index, and the Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

-------------------------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
1 Year                          6.70%              2.08%
5 Years                        -8.57%             -9.36%
Since Inception*               -3.62%             -4.03%

Class B Shares
1 Year                          6.03%              2.03%
5 Years                        -9.22%             -9.22%
Since Inception*               -4.18%             -4.18%

Class C Shares
1 Year                          6.01%              5.01%
5 Years                        -9.21%             -9.21%
Since Inception*               -4.27%             -4.27%

Advisor Class Shares
1 Year                          6.95%
5 Years                        -8.40%
Since Inception*               -6.10%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                             6.08%
5 Years                                           -8.87%
Since Inception*                                  -4.28%

Class B Shares
1 Year                                             5.90%
5 Years                                           -8.76%
Since Inception*                                  -4.43%

Class C Shares
1 Year                                             9.08%
5 Years                                           -8.73%
Since Inception*                                  -4.52%


* Inception date: 11/28/94 for Class A, B and C shares; 10/1/96 for Advisor Class shares.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 5


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                Beginning           Ending
                                              Account Value      Account Value     Expenses Paid
                                               May 1, 2004     October 31, 2004    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                            $1,000           $  996.62           $15.06
Hypothetical (5% return before expenses)          $1,000           $1,010.05           $15.16
--------------------------------------------------------------------------------------------------
Class B
Actual                                            $1,000           $  992.71           $18.53
Hypothetical (5% return before expenses)          $1,000           $1,006.54           $18.66
--------------------------------------------------------------------------------------------------
Class C
Actual                                            $1,000           $  992.74           $18.53
Hypothetical (5% return before expenses)          $1,000           $1,006.54           $18.66
--------------------------------------------------------------------------------------------------
Advisor Class
Actual                                            $1,000           $  998.33           $13.56
Hypothetical (5% return before expenses)          $1,000           $1,011.56           $13.65
--------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 3.00%, 3.70%, 3.70%, and 2.70%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $25.7


SECTOR BREAKDOWN*

     30.1%   Finance
     15.5%   Consumer Services
     15.5%   Technology
     15.4%   Consumer Manufacturing
      6.8%   Basic Industry
      6.2%   Multi-Industry                     [PIE CHART OMITTED]
      4.8%   Energy
      2.9%   Health Care
      1.3%   Utilities
      1.2%   Transportation
      0.3%   Capital Goods



TEN LARGEST HOLDINGS
October 31, 2004

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Hoya Corp.                                        $ 1,232,339           4.8%
-------------------------------------------------------------------------------
JFE Holdings, Inc.                                  1,010,006           3.9
-------------------------------------------------------------------------------
Mitsubishi Corp.                                      975,100           3.8
-------------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.              956,428           3.7
-------------------------------------------------------------------------------
Canon, Inc.                                           894,141           3.5
-------------------------------------------------------------------------------
Mitsubishi Tokyo Financial Group, Inc.                872,770           3.4
-------------------------------------------------------------------------------
Denso Corp.                                           865,658           3.4
-------------------------------------------------------------------------------
Toyota Motor Corp.                                    794,971           3.1
-------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.                     729,142           2.8
-------------------------------------------------------------------------------
Bharti Tele-Ventures, Ltd.                            694,327           2.7
-------------------------------------------------------------------------------
                                                  $ 9,024,882          35.1%


* All data are as of October 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.3%
Australia-12.2%
Australia & New Zealand Banking Group, Ltd.            29,374     $     449,585
BHP Billiton, Ltd.                                     52,073           538,370
James Hardie Industries NV                             23,390           109,829
National Australia Bank, Ltd.                           8,868           187,490
News Corp., Ltd.                                       31,625           253,959
Perpetual Trustees Australia, Ltd.                     10,424           434,584
QBE Insurance Group, Ltd.                              31,106           319,358
St. George Bank, Ltd.                                  17,673           308,960
Westpac Banking Corp., Ltd.                            17,169           243,133
Woodside Petroleum, Ltd.                               20,191           293,892
                                                                  -------------
                                                                      3,139,160
                                                                  -------------
China-3.0%
China Petroleum and Chemical Corp.
  (Sinopec) Cl. H                                     746,000           284,829
China Resources Enterprise, Ltd.                       90,000           125,554
China Telecom Corp., Ltd. Cl. H                       430,000           138,361
CNOOC, Ltd.                                           415,000           213,794
                                                                  -------------
                                                                        762,538
                                                                  -------------
Hong Kong-4.8%
Cheung Kong Holdings, Ltd.                             25,000           207,061
Esprit Holdings, Ltd.                                  67,000           358,135
HSBC Holdings Plc.                                     10,000           161,765
Li & Fung, Ltd.                                       160,000           236,747
Sun Hung Kai Properties, Ltd.                          30,000           277,679
                                                                  -------------
                                                                      1,241,387
                                                                  -------------
India-4.2%
Bharti Tele-Ventures, Ltd.(a)                         200,000           694,327
Infosys Technologies, Ltd.                              7,200           302,031
Tata Motors, Ltd.                                      10,100            92,826
                                                                  -------------
                                                                      1,089,184
                                                                  -------------
Indonesia-0.4%
Bank Rakyat Indonesia                                 466,500           100,083
                                                                  -------------
Japan-58.0%
Aeon Credit Service Co., Ltd.                           7,100           465,860
Canon, Inc.                                            18,100           894,141
Denso Corp.                                            36,200           865,658
East Japan Railway Co.                                     56           294,476
Fuji Television Network, Inc.                             164           370,172
Fujisawa Pharmaceutical Co., Ltd.                      27,900           729,142
Honda Motor Co., Ltd.                                  10,400           504,947
Hoya Corp.                                             12,000         1,232,339
Ito-Yokado Co., Ltd.                                    9,700           347,583
Japan Wind Development Co., Ltd.(a)                        54            94,358
JFE Holdings, Inc.                                     37,600         1,010,006
KDDI Corp.                                                 38           183,038


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Leopalace21 Corp.                                      23,400     $     427,353
Matsushita Electric Industrial Co., Ltd.               66,000           956,428
Mitsubishi Corp.                                       88,300           975,100
Mitsubishi Tokyo Financial Group, Inc.                    103           872,770
Mitsui & Co., Ltd.                                     57,000           478,866
NHK Spring Co., Ltd.                                   60,000           414,076
Nippon Mining Holdings, Inc.                           66,500           316,594
Nomura Holdings, Inc.                                  35,000           426,449
NTT Urban Development Corp.(a)                             28           118,834
OBIC Co., Ltd.                                          1,700           319,019
Reins International, Inc.                                  21            82,375
Sega Sammy Holdings, Inc.(a)                           12,000           556,823
Sumitomo Mitsui Financial Group, Inc.                      91           591,786
Takashimaya Co., Ltd.                                  30,000           256,899
TDK Corp.                                               2,800           194,125
Touei Housing Corp.                                     5,200           150,083
Toyota Motor Corp.                                     20,500           794,971
                                                                  -------------
                                                                     14,924,271
                                                                  -------------
Malaysia-1.6%
Maxis Communications Berhad                            92,000           208,058
Public Bank Berhad                                    106,000           193,916
                                                                  -------------
                                                                        401,974
                                                                  -------------
Singapore-3.3%
Oversea-Chinese Banking Corp.                          55,000           456,383
United Overseas Bank, Ltd.                             50,000           406,116
                                                                  -------------
                                                                        862,499
                                                                  -------------
South Korea-6.3%
Hyundai Motor Co., Ltd.                                 3,460           168,128
Kookmin Bank(a)                                         6,880           230,514
POSCO                                                   1,160           173,202
Samsung Electronics Co., Ltd.                           1,210           475,351
Shinhan Financial Group Co., Ltd.                      10,170           200,855
SK Telecom Co., Ltd.                                    2,350           369,642
                                                                  -------------
                                                                      1,617,692
                                                                  -------------
Taiwan-3.4%
Cathay Financial Holding Co., Ltd.                     22,000            42,183
Cathay Financial Holding Co., Ltd. (GDR)(b)             5,083            97,339
Chinatrust Financial Holding Co., Ltd.                129,271           147,749
Hon Hai Precision Industry Co., Ltd.                   70,954           261,144
Taiwan Semiconductor Manufacturing Co., Ltd.          176,754           234,770
Yageo Corp.(a)                                        271,000            89,989
                                                                  -------------
                                                                        873,174
                                                                  -------------
Thailand-1.1%
Advanced Info Service Public Co., Ltd.                 79,100           180,211
Siam Commercial Bank Public Co., Ltd.                  95,400            99,956
                                                                  -------------
                                                                        280,167
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                                   U.S. $ Value
-------------------------------------------------------------------------------

Total Investments-98.3%
  (cost $19,724,915)                                              $  25,292,129
Other assets less liabilities-1.7%                                      442,533
                                                                  -------------
Net Assets-100%                                                   $  25,734,662
                                                                  =============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, this security amounted to $97,339 or 0.4% of net assets.

Glossary:

GDR - Global Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004


ASSETS
Investments in securities, at value (cost $19,724,915)            $  25,292,129
Cash                                                                    299,512
Foreign cash, at value (cost $85,020)                                    85,557
Receivable for capital stock sold                                       501,386
Receivable for investment securities sold                               197,598
Dividends receivable                                                     51,912
                                                                  -------------
Total assets                                                         26,428,094
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                             313,601
Payable for capital stock redeemed                                      154,238
Advisory fee payable                                                     56,304
Distribution fee payable                                                 13,160
Transfer agent fee payable                                                9,069
Accrued expenses                                                        147,060
                                                                  -------------
Total liabilities                                                       693,432
                                                                  -------------
Net Assets                                                        $  25,734,662
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $       4,530
Additional paid-in capital                                           40,854,368
Accumulated net investment loss                                            (658)
Accumulated net realized loss on investment
  and foreign currency transactions                                 (20,692,897)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities             5,569,319
                                                                  -------------
                                                                  $  25,734,662
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($7,963,184/1,352,377 shares of capital stock
  issued and outstanding)                                                 $5.89
Sales charge--4.25% of public offering price                                .26
                                                                          -----
Maximum offering price                                                    $6.15
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($9,556,279/1,753,770 shares of capital stock
  issued and outstanding)                                                 $5.45
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($3,386,829/619,444 shares of capital stock
  issued and outstanding)                                                 $5.47
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($4,828,370/804,681 shares of capital stock
  issued and outstanding)                                                 $6.00
                                                                          =====


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 11


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $34,254)                                     $    433,126
Interest                                                 2,689     $    435,815
                                                  ------------
EXPENSES
Advisory fee                                           260,212
Distribution fee--Class A                               25,391
Distribution fee--Class B                              106,902
Distribution fee--Class C                               36,621
Transfer agency                                        206,725
Custodian                                              205,524
Legal                                                  103,322
Audit                                                   62,244
Registration                                            59,592
Printing                                                58,001
Directors' fees                                         54,051
Administration                                          40,400
Miscellaneous                                            4,979
                                                  ------------
Total expenses                                       1,223,964
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (327,520)
Less: expense offset arrangement
  (see Note B)                                             (14)
                                                  ------------
Net expenses                                                            896,430
                                                                   ------------
Net investment loss                                                    (460,615)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on:
  Investment transactions (net of foreign
    taxes withheld of $75,025)                                        2,380,543
  Foreign currency transactions                                          26,314
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                          (576,870)
  Foreign currency denominated assets
    and liabilities                                                     198,339
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                               2,028,326
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $  1,567,711
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                              $    (460,615)   $    (360,192)
Net realized gain on investment and
  foreign currency transactions                      2,406,857          841,354
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                  (378,531)       5,674,821
                                                 -------------    -------------
Net increase in net assets from
  operations                                         1,567,711        6,155,983

CAPITAL STOCK TRANSACTIONS
Net decrease                                        (2,914,172)      (3,088,740)
                                                 -------------    -------------
Total increase (decrease)                           (1,346,461)       3,067,243

NET ASSETS
Beginning of period                                 27,081,123       24,013,880
                                                 -------------    -------------
End of period (including accumulated
  net investment loss of $658
  and $0, respectively)                          $  25,734,662    $  27,081,123
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares also have no distribution fees.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2004, such waiver amounted to $201,937.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $47,054. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15% of the Fund's average daily net assets. For the year ended October 31, 2004, the Adviser agreed to waive its fees. Such waiver amounted to $40,400.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $114,153 for the year ended October 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $38,129.

For the year ended October 31, 2004, the Fund's expenses were reduced by $14 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $831 from the sales of Class A shares and received $120,476, $3,639,451 and $63,683 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the year ended October 31, 2004, amounted to $104,921, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,813,738 and $858,156 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
U.S. government securities)                      $  36,743,816    $  39,902,520
U.S. government securities                                  -0-              -0-


At October 31, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  19,961,411
                                                                  =============
Gross unrealized appreciation                                         5,644,693
Gross unrealized depreciation                                          (313,975)
                                                                  -------------
Net unrealized appreciation                                       $   5,330,718
                                                                  =============

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign port-


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

folio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,008,545     9,296,115     $ 5,781,634    $ 40,931,193
-------------------------------------------------------------------------------
Shares converted
  from Class B           149,883        67,180         877,947         312,640
-------------------------------------------------------------------------------
Shares redeemed       (1,326,234)   (9,629,401)     (7,559,963)    (42,969,575)
-------------------------------------------------------------------------------
Net decrease            (167,806)     (266,106)    $  (900,382)   $ (1,725,742)
===============================================================================

Class B
Shares sold              457,600     3,639,555     $ 2,442,258    $ 15,280,262
-------------------------------------------------------------------------------
Shares converted
  to Class A            (162,552)      (71,892)       (877,947)       (312,640)
-------------------------------------------------------------------------------
Shares redeemed         (762,646)   (3,797,802)     (4,051,897)    (16,026,252)
-------------------------------------------------------------------------------
Net decrease            (467,598)     (230,139)    $(2,487,586)   $ (1,058,630)
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class C
Shares sold              514,702    16,052,797     $ 2,718,256    $ 67,166,471
-------------------------------------------------------------------------------
Shares redeemed         (626,637)  (15,973,157)     (3,281,476)    (67,463,119)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (111,935)       79,640     $  (563,220)   $   (296,648)
===============================================================================

Advisor Class
Shares sold              703,477     3,719,861     $ 4,086,993    $ 16,744,849
-------------------------------------------------------------------------------
Shares redeemed         (523,900)   (3,640,106)     (3,049,977)    (16,752,569)
-------------------------------------------------------------------------------
Net increase
  (decrease)             179,577        79,755     $ 1,037,016    $     (7,720)
===============================================================================


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Indemnification of Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in mis-


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

cellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.

NOTE H

Components of Accumulated Earnings (Deficit)

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (20,457,059)(a)
Unrealized appreciation/(depreciation)                            5,332,823(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $ (15,124,236)
                                                              =============

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $20,457,059 of which $16,705,900 expires in the year 2009 and $3,751,159 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, $2,216,233 of the capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses, the tax treatment of foreign currency transactions and the withholding tax reclass, resulted in a net decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investment and foreign currency transactions, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.52        $4.57        $5.24        $9.71       $10.46

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.08)(b)(c)  (.05)(b)     (.11)(b)     (.15)(b)     (.19)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .45         1.00         (.56)       (3.21)        (.56)
Net increase (decrease) in
  net asset value from
  operations                                     .37          .95         (.67)       (3.36)        (.75)

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.01)          -0-
Distributions in excess of
  net realized gains                              -0-          -0-          -0-        (.10)          -0-
Total distributions                               -0-          -0-          -0-       (1.11)          -0-
Net asset value, end of period                 $5.89        $5.52        $4.57        $5.24        $9.71

TOTAL RETURN
Total investment return based
  on net asset value(d)                         6.70%       20.79%      (12.79)%     (38.77)%      (7.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $7,963       $8,385       $8,168       $9,637      $20,436
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      3.00%        3.00%        3.00%        3.00%        2.35%(e)
  Expenses, before
    waivers/reimbursements                      4.17%        4.85%        4.26%        3.19%        2.35%
  Expenses, before
    waivers/reimbursements
    excluding interest
    expense                                     4.17%        4.85%        4.26%        3.19%        2.30%(f)
  Net investment loss                          (1.38)%(b)(c)(1.18)%(b)   (1.99)%(b)   (2.20)%(b)   (1.51)%
Portfolio turnover rate                          137%         146%         207%         150%         153%




See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 25


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.14        $4.29        $4.95        $9.30       $10.09

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.11)(b)(c)  (.08)(b)     (.13)(b)     (.18)(b)     (.29)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .42          .93         (.53)       (3.06)        (.50)
Net increase (decrease) in
  net asset value from
  operations                                     .31          .85         (.66)       (3.24)        (.79)

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.01)          -0-
Distributions in excess of
  net realized gains                              -0-          -0-          -0-        (.10)          -0-
Total distributions                               -0-          -0-          -0-       (1.11)          -0-
Net asset value, end of period                 $5.45        $5.14        $4.29        $4.95        $9.30

TOTAL RETURN
Total investment return based
  on net asset value(d)                         6.03%       19.81%      (13.33)%     (39.25)%      (7.83)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $9,556      $11,419      $10,513      $14,640      $35,927
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      3.70%        3.70%        3.70%        3.70%        3.18%(e)
  Expenses, before
    waivers/reimbursements                      4.99%        5.70%        5.11%        4.00%        3.18%
  Expenses, before
    waivers/reimbursements
    excluding interest
    expense                                     4.99%        5.70%        5.11%        4.00%        3.13%(f)
  Net investment loss                          (2.09)%(b)(c)(1.90)%(b)   (2.69)%(b)   (2.94)%(b)   (2.32)%
Portfolio turnover rate                          137%         146%         207%         150%         153%



See footnote summary on page 29.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.16        $4.30        $4.96        $9.32       $10.12

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.11)(b)(c)  (.08)(b)     (.14)(b)     (.18)(b)     (.29)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .42          .94         (.52)       (3.07)        (.51)
Net increase (decrease) in
  net asset value from
  operations                                     .31          .86         (.66)       (3.25)        (.80)

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.01)          -0-
Distributions in excess of
  net realized gains                              -0-          -0-          -0-        (.10)          -0-
Total distributions                               -0-          -0-          -0-       (1.11)          -0-
Net asset value, end of period                 $5.47        $5.16        $4.30        $4.96        $9.32

TOTAL RETURN
Total investment return based
  on net asset value(d)                         6.01%       20.00%      (13.31)%     (39.28)%      (7.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $3,387       $3,773       $2,805       $3,695      $11,284
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      3.70%        3.70%        3.70%        3.70%        3.18%(e)
  Expenses, before
    waivers/reimbursements                      4.90%        5.59%        5.00%        3.94%        3.18%
  Expenses, before
    waivers/reimbursements
    excluding interest
    expense                                     4.90%        5.59%        5.00%        3.94%        3.13%(f)
  Net investment loss                          (2.07)%(b)(c)(1.80)%(b)   (2.74)%(b)   (2.93)%(b)   (2.31)%
Portfolio turnover rate                          137%         146%         207%         150%         153%



See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Advisor Class
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $5.61        $4.64        $5.31        $9.81       $10.54

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.06)(b)(c)  (.04)(b)     (.09)(b)     (.12)(b)     (.17)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .45         1.01         (.58)       (3.27)        (.56)
Net increase (decrease) in
  net asset value from
  operations                                     .39          .97         (.67)       (3.39)        (.73)

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                                    -0-          -0-          -0-       (1.01)          -0-
Distributions in excess of
  net realized gains                              -0-          -0-          -0-        (.10)          -0-
Total distributions                               -0-          -0-          -0-       (1.11)          -0-
Net asset value, end of period                 $6.00        $5.61        $4.64        $5.31        $9.81

TOTAL RETURN
Total investment return based
  on net asset value(d)                         6.95%       20.91%      (12.62)%     (38.68)%      (6.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $4,829       $3,504       $2,528       $2,736       $5,155
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.70%        2.70%        2.70%        2.70%        2.19%(e)
  Expenses, before
    waivers/reimbursements                      3.82%        4.53%        3.96%        2.89%        2.19%
  Expenses, before
    waivers/reimbursements
    excluding interest
    expense                                     3.82%        4.53%        3.96%        2.89%        2.14%(f)
  Net investment loss.                         (1.08)%(b)(c) (.91)%(b)   (1.69)%(b)   (1.90)%(b)   (1.31)%
Portfolio turnover rate                          137%         146%         207%         150%         153%



See footnote summary on page 29.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                            Year Ended
                         October 31, 2000
                        -------------------
     Class A                   2.34%
     Class B                   3.17%
     Class C                   3.16%
     Advisor Class             2.18%


(f)  Net of interest expense of .04 % on credit facility. (see Note G)


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 29


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein All-Asia Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein All-Asia Investment Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

                                                              New York, New York
                                                               December 15, 2004


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H.Foulk, Jr.(1), Chairman
David H. Dievler(1)
John H. Dobkin(1)
Alan Stoga(1)


OFFICERS

Marc O. Mayer, President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Hiroshi Motoki(2), Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Bhaskar Laxminarayan(2), Vice President
David Poh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Messrs. Motoki and Laxminarayan are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 31


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment Adviser and an                         113             None
2 Sound View Drive                 Independent Consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
Chairman of the Board              investment adviser, with which
9-7-1932                           he had been associated since prior
(Elected on                        to 1999. He was formerly Deputy
January 14, 2004)                  Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until                      98             None
P.O. Box 167                       December 1994, he was a Senior
Spring Lake, NJ 07762              Vice President of Alliance
10-23-1929                         Capital Management Corporation
1994                               ("ACMC") responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President                     96             None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2-19-1942                          a Senior Advisor from June
1994                               1999-June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.



_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Alan Stoga, #                      President of Zemi Communications,                   2             None
Zemi Communications                L.L.C. since prior to 1999. He is
10 East 40th Street                a member of the Board of
Suite 1900                         Directors of Tinker Foundation,
New York, NY 10016                 the Americas Society (Vice Chairman),
3-28-1951                          Council of the Americas, Claremont
1994                               Graduate University School of Politics
                                   and Economics, the Center for Global
                                   Finance of the Lubin School of
                                   Business and Argentine American
                                   Chamber of Commerce (President).
                                   He was formerly President of
                                   Zemi Investments from 1995
                                   through 1998 and Managing
                                   Director of Kissinger Associates,
                                   Inc. from 1984 through 1996.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Governance and Nominating Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 33


                                                         Management of the Fund
-------------------------------------------------------------------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.



   NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and Chief             Executive Vice President of ACMC
10-2-1957                           Executive Officer               since 2001; prior thereto, Chief
                                                                    Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5-29-1945                           and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC**, with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers L.P. since prior to 1999 until
                                                                    March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of ("ACMC")**,
4-28-1945                                                           with which he has been associated
                                                                    since prior to 1999.

Russell Brody                       Vice President                  Vice President of ACMC**, with which
11-14-1966                                                          he has been associated since prior to
                                                                    1999.

Hiroshi Motoki                      Vice President                  Senior Vice President, a Portfolio
11-24-1956                                                          Manager and Director of Asian Equities
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.

David Poh                           Vice President                  Vice President of ACMC**, with which
2-9-1966                                                            he has been associated since prior to
                                                                    1999.

Bhaskar Laxminarayan                Vice President                  Vice President of ACMC** in Bombay,
8-18-1968                                                           with which he has been associated
                                                                    since prior to 1999.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10-23-1962                                                          Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.



_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------



   NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

OFFICER INFORMATION
(continued)

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10-4-1950                           Financial Officer               Investor Services, Inc. ("AGIS")**, and a
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which he
12-14-1964                                                          has been associated since prior to
                                                                    1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND o 35


                                              Alliancebernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND


ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


AAFAR1004

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent director David H. Dievler qualifies as an audit committee financial expert.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees

AllianceBernstein All-Asia Investment        2003         42,000           5,697             15,404
Fund, Inc.
                                             2004         42,000          11,040             21,855

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):



                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                                              Audit Committee
                                                                     All Fees for          (Portion Comprised of

                                                                  Non-Audit Services        Audit Related Fees)
                                                                   Provided to the         (Portion Comprised of
                                                                Portfolio, the Adviser           Tax Fees)
                                                                and Service Affiliates

AllianceBernstein All-Asia Investment        2003                      770,066                     408,101
Fund, Inc.                                                                                         392,697
                                                                                                    15,404
                                             2004                    1,134,627                     182,895
                                                                                                   161,040
                                                                                                    21,855

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

 ITEM 10.         CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  Exhibit No.    DESCRIPTION OF EXHIBIT

  11 (a) (1)     Code of ethics that is subject to the disclosure of Item 2 hereof

  11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

  11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

  11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein All-Asia Investment Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    December 31, 2004